Exhibit 99.1

Hycroft Mining Holding Corp.
4300 Water Canyon Road
Unit 1
Winnemucca, NV 89445

NEWS RELEASE

HYCROFT DRILLS 55 METERS OF 396.93 G/T SILVER in VORTEX

Vortex intercepts high-grade silver with gold
New target discovered east of Brimstone
Central and Camel zones convert waste to mineralization

WINNEMUCCA, NV, February 7, 2023 - Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or “the Company”), a gold and silver development company that owns the Hycroft Mine in the prolific mining region of Northern Nevada, announces additional results from Phase 1 of its 2022-2023 exploration drill program. Core drilling results are still pending.

These drilling results and previously reported drilling results are achieving the objectives of the 2022-2023 exploration drill program. The drill program is designed to improve the understanding of the higher-grade intercepts, better understand the mineralization controls, and test exploration targets outside the currently known resource. Through this work the Company hopes to develop opportunities to mine higher-grade ore early in the mine plan enhancing the project's economics.

Table 1 reflects the most recent 22 reverse circulation (“RC”) drill hole results received, while highlighted results (shown in grams / metric ton “g/t”) include:

•H22R-5700 (Vortex) returned 55 meters of 0.88 g/t gold and 396.93 g/t silver
◦Including 9 meters of 1.25 g/t gold and 1,085.83 g/t silver

•H22R-5700 (Vortex) also returned 20 meters of 2.24 g/t gold and 41.77 g/t silver
◦Including 2 meters of 10.94 g/t gold and 18.00 g/t silver
◦Including 11 meters of 2.36 g/t gold and 46.13 g/t silver

•H22R-5700 (Vortex) also returned 8 meters of 0.29 g/t gold and 145.08 g/t silver

•H22R-5679 (Brimstone) returned 29 meters of 0.979 g/t gold and 3.62 g/t silver
◦Including 12.2 meters of 1.824 g/t gold and 5.43 g/t silver

•H22R-5679 (Brimstone) also returned 12.2 meters of 0.787 g/t gold and 1.98 g/t silver

•H22R-5724 (Camel) returned 212 meters of 0.45 g/t gold and 8.94 g/t silver
◦Including 9 meters of 0.71 g/t gold and 42.57 g/t silver
◦Including 24 meters of 0.68 g/t gold and 8.18 g/t silver

Alex Davidson, Vice President of Exploration, commented, “We continue to receive exciting results from Phase 1 of the drill program with respect to the higher-grade opportunities within the Brimstone, Vortex, and Central zones. Drill hole H22R-5679, intercepted 29 meters of significant gold and silver mineralization east of the East Fault which was previously considered to be the bounding limit of Brimstone mineralization. Mineralization was intersected approximately 150 meters beyond the current resource opening a new target area for near-mine exploration. (See Figure 1 below.) In the Vortex zone we are very excited with the results from drill hole H22R-5700 which includes several higher-grade intercepts of gold and very high-grade silver. Importantly, the intercepts from this hole tie together the high-grade intercepts from the drilling previously reported in late 2022. Drilling in both the Camel and

Central zones delivered great results as we were able to convert material previously modeled as waste into mineralization. Several holes in these zones upgraded resource classification from inferred to indicated. These upgrades will improve the economics of these zones.”

Figure 1 – Drill Hole H22R-5679 – new target east Brimstone and East Fault

Hole ID	FROM *(meters)*	TO *(meters)*	INTERVAL *(meters)*	GRADE Au (g/t)	Ag (g/t)
Brimstone					
H22R-5679	**221.0**	**249.9**	**29.0**	**0.98**	**3.62**
including	237.7	249.9	12.2	1.82	5.43
	277.4	**289.6**	**12.2**	**0.79**	**1.98**
H22R-5702	**179.8**	**192.0**	**12.2**	**0.38**	**189.71**
including	179.8	185.9	6.1	0.29	363.45
H22R-5702	**307.8**	**320.0**	**12.2**	**0.13**	**39.05**
H22R-5703	**221.0**	**242.3**	**21.3**	**0.54**	**15.87**
H22R-5704	**291.1**	**300.2**	**9.1**	**0.35**	**14.52**
H22R-5739	**93.0**	**121.9**	**29.0**	**0.41**	**13.86**
	147.8	**157.0**	**9.1**	**0.41**	**7.72**
	243.8	**256.0**	**12.2**	**0.46**	**99.44**
	307.8	**364.2**	**56.4**	**0.43**	**4.50**
Vortex					
H22R-5700	**74.7**	**111.3**	**36.6**	**0.37**	**37.70**
including	74.7	82.3	7.6	0.91	0.82
including	97.5	105.2	7.6	0.29	145.08
	370.3	**422.1**	**51.8**	**0.38**	**15.06**
including	396.2	402.3	6.1	0.47	66.38
	489.2	**509.0**	**19.8**	**2.24**	**41.77**
including	481.6	483.1	1.5	10.94	18.00
including	489.2	499.9	10.7	2.36	46.13
	524.3	**579.1**	**54.9**	**0.88**	**396.93**
including	536.4	545.6	9.1	1.25	1,085.83
H22R-5708	**103.6**	**106.7**	**3.0**	**0.19**	**32.80**
	163.1	**178.3**	**15.2**	**0.41**	**6.55**
	192.0	**219.5**	**27.4**	**0.38**	**7.94**
	254.5	**278.9**	**24.4**	**0.38**	**14.61**
Central					
H22R-5696	**187.5**	**190.5**	**3.0**	**0.16**	**164.50**
	221.0	**240.8**	**19.8**	**0.49**	**11.24**
	249.9	**275.8**	**25.9**	**0.33**	**4.98**
H22R-5697	**0.0**	**24.4**	**24.4**	**0.54**	**8.88**
including	0.0	7.6	7.6	0.94	16.56
	205.7	**219.5**	**13.7**	**0.39**	**23.02**
including	210.3	213.4	3.0	0.39	46.15
	245.4	**298.7**	**53.3**	**0.48**	**5.41**
including	286.5	298.7	12.2	0.69	3.83

Hole ID	FROM (meters)	TO (meters)	INTERVAL (meters)	GRADE Au (g/t)	Ag (g/t)
Camel					
H22R-5723	**4.6**	**32.0**	**27.4**	**0.21**	**29.56**
	135.6	**202.7**	**67.1**	**0.44**	**5.01**
H22R-5724	**21.3**	**233.2**	**211.8**	**0.45**	**8.94**
including	21.3	29.0	7.6	0.20	35.00
including	76.2	85.3	9.1	0.71	42.57
including	103.6	128.0	24.4	0.68	8.18
H22R-5725	**125.0**	**185.9**	**61.0**	**0.50**	**5.26**
H22R-5727	**137.2**	**202.7**	**65.5**	**0.50**	**8.25**
including	150.9	173.7	22.9	0.62	5.41
including	198.1	202.7	4.6	0.21	44.50
H22R-5728	**134.1**	**234.7**	**100.6**	**0.40**	**6.21**
	281.9	**315.5**	**33.5**	**0.37**	**4.50**
	396.2	**432.8**	**36.6**	**0.55**	**3.81**
H22R-5730	**76.2**	**190.5**	**114.3**	**0.40**	**14.89**
including	76.2	79.2	3.0	0.20	358.45
	216.4	**240.8**	**24.4**	**0.42**	**2.67**
H22R-5731	**202.7**	**227.1**	**24.4**	**0.53**	**3.88**
H22R-5732	**111.3**	**131.1**	**19.8**	**0.41**	**4.61**
	219.5	**237.7**	**18.3**	**0.39**	**3.48**
H22R-5733	**272.8**	**338.3**	**65.5**	**0.37**	**2.30**
H22R-5734	**19.8**	**36.6**	**16.8**	**0.35**	**5.56**
	213.4	**256.0**	**42.7**	**0.43**	**3.66**
	301.8	**317.0**	**15.2**	**0.35**	**8.13**
	327.7	**364.2**	**36.6**	**0.44**	**5.52**
H22R-5735	**22.9**	**25.9**	**3.0**	**0.32**	**205.15**
	59.4	**108.2**	**48.8**	**0.37**	**5.38**
	150.9	**198.1**	**47.2**	**0.49**	**7.33**
including	182.9	195.1	12.2	0.62	13.30
H22R-5736	**128.0**	**242.3**	**114.3**	**0.41**	**3.90**
	265.2	**304.8**	**39.6**	**0.38**	**3.19**
H22R-5737	**208.8**	**259.1**	**50.3**	**0.50**	**4.42**
including	254.5	259.1	4.6	1.16	4.07

About the Hycroft 2022-2023 Exploration Drill Program

The 2022 – 2023 exploration drill program at the Hycroft Mine comprises approximately 30,000 meters of RC drilling and approximately 7,500 meters of core drilling. Phase 1 drilling was completed in December 2022 with remaining assay results expected by the end of February 2023. The Company anticipates receiving the new drill rigs and initiating Phase 2 drilling early in the second quarter of 2023. The RC drilling and core drilling were conducted by National EWP Inc. of Elko, NV. Assays are being completed by Bureau Veritas and Paragon Geochemical of Reno, NV. The Company’s Qualified Person is Alex Davidson, Vice President, Exploration.

About Hycroft Mining Holding Corporation
About Hycroft Mining Holding Corporation
Hycroft is a US-based, gold and silver company developing the Hycroft Mine located in the world-class mining region of Northern Nevada.

FOR FURTHER INFORMATION contact info@hycroftmining.com or visit our website at www.hycroftmining.com.

Diane R. Garrett,
President & CEO

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the Unites States Securities Exchange Act of 1934, as amended, or the Unites States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events, or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to re-establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents. The exploration target does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve, as ranges of potential tonnage and grade (or quality) of the exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company’s business, cash flows, financial condition and results of operations. Please see our “Risk Factors” set forth our Annual Report on Form 10-K for the year ended December 31, 2021, our Quarterly Report on Form 10-Q for the periods ended September 30, 2022, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance, or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.